American Century World Mutual Funds, Inc. Prospectus and Summary Prospectus Supplement Emerging Markets Fund NT Emerging Markets Fund
Supplement dated February 23, 2016 ■ Prospectus and Summary Prospectus dated April 1, 2015

The following is added to the Portfolio Managers sections on page 5 of the prospectuses:
Sherwin Soo, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2011.

The following is added to The Fund Management Team sections on page 9 of the prospectuses:
Sherwin Soo
Mr. Soo, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2011 as an investment analyst. He became a portfolio manager in 2016. Prior to joining American Century, he was a vice president and securities analyst for Neuberger Berman. He has a bachelor's degree from The Wharton School of the University of Pennsylvania and an MBA from the MIT Sloan School of Management. He is a CFA charterholder.

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